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                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints John L. Coughlin, Stephen D. Fantone and John T. Lynch, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Signature                  Title                   Date
     ---------                  -----                   ----


JOHN L. COUGHLIN                Director                July 24, 1998
-----------------------
John L. Coughlin


SAMUEL O RAYMOND                Director                July 24, 1998
-----------------------
Samuel O. Raymond


A. THEODORE MOLLEGEN, JR.       Director                July 24, 1998
-------------------------
A. Theodore Mollegen, Jr.


THURMAN F. NAYLOR               Director                July 24, 1998
-----------------------
Thurman F. Naylor


STEPHEN D. FANTONE              Director                July 24, 1998
-----------------------
Stephen D. Fantone


GARY K. WILLIS                  Director                July 24, 1998
-----------------------
Gary K. Willis